UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05595

ACM GOVERNMENT OPPORTUNITY FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:    January 31, 2006

ITEM 1.   REPORTS TO STOCKHOLDERS.


ACM Government Opportunity Fund


SEMI-ANNUAL REPORT


January 31, 2006

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call ALLIANCEBERNSTEIN (R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

ALLIANCEBERNSTEIN (R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


March 17, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Government Opportunity Fund (the "Fund"), for the semi-annual reporting period ended January 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange Symbol "AOF."

Investment Objective and Policies

The Fund is a closed-end fund designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 20.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended January 31, 2006.

The Fund outperformed its benchmark, the LB U.S. Aggregate Index, for both the six- and 12-month periods ended January 31, 2006. The Fund's outperformance was driven primarily by its emerging market debt exposure. Emerging market debt posted strong returns during the reporting period, significantly outperforming the Fund's benchmark which holds U.S.-only investment-grade securities. Low international interest rates, ample global liquidity, high commodity export prices and improved economic fundamentals in most emerging countries supported emerging debt bond prices.

In addition, the Fund's emerging market debt country selection also added to the Fund's relative performance. Three of the Fund's largest emerging country weightings (Venezuela, Brazil and Argentina) were all top performers during the semi-annual period. Lastly, the Fund's use of leverage for fixed-income securities also added to the Fund's performance due to advantageous interest rates.

Market Review and Investment Strategy

U.S. fixed-income returns were generally modest during the semi-annual reporting period, reflecting higher U.S. interest rates, a continued flattening of the yield curve, and modest spread movement in the non-Treasury sectors. U.S. Treasuries posted a meager return of 0.67%, according to Lehman Brothers, underperforming most developed non-U.S. dollar government bond markets. At the end of the reporting period, both two-year and 10-year Treasuries yielded 4.52%, with 30-year yields at 4.68%. The Federal Reserve (the "Fed") raised official rates another 125 basis points as the U.S. economy forged ahead despite surging oil prices. The Fed funds rate now stands at 4.50%, 350 basis points higher than when the Fed started tightening in June of 2004.


ACM GOVERNMENT OPPORTUNITY FUND o 1


The emerging market debt class posted the strongest returns within the fixed-income sectors of the market for the semi-annual period, returning 6.87%, according to the J.P. Morgan Emerging Markets Bond Index Global. All but one of the 31 countries represented within the J.P. Morgan index posted positive returns, with the Latin region, which returned 8.60%, edging out non-Latin countries, which returned 4.55%. Emerging market spreads continued to tighten throughout the semi-annual period an additional 66 basis points to end the period at 210 basis points over Treasuries.

The emerging markets enjoyed strong investor demand, a favorable low global interest rate environment, strong global liquidity and improving fundamentals. Furthermore, world inflation worries eased somewhat and growth indicators turned more positive, which benefited emerging market sovereign debt. Higher commodity prices during the period helped the emerging markets despite a recent pullback in energy prices. Energy prices still remain near three times higher than prices over the last decade. Additionally, strong capital inflows caused currencies to appreciate, which allowed central banks in almost every emerging country to accumulate reserves--one of the most important technical drivers supporting the sector. Outperforming countries for the semi-annual period included Venezuela at 16.02%, Ecuador at 15.89%, Argentina at 12.32% and Brazil at 11.73%. Underperformers included Hungary at -0.89%, Bulgaria at 0.08% and the Ukraine at 0.35%.

During the semi-annual reporting period, the Fund generally maintained allocations to the core emerging market countries. Countries favored during the period included Brazil, Venezuela, Argentina and Mexico. Venezuela was favored based on strong oil revenues and the potential of debt buybacks while Brazil benefited from low inflation, a stronger currency and prospects for interest rate cuts. Argentina continued to benefit from both strong growth (9.1% in 2005) and reserve accumulation ($8.4 billion in 2005). Additionally, the Fund's exposure to Russia was eliminated in favor of higher-yielding debt in Brazil. The Fund maintained a reduced exposure to Ecuador during the reporting period. Although credit fundamentals in this country were sound, political volatility warranted caution.


2 o ACM GOVERNMENT OPPORTUNITY FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Government Opportunity Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of The Wall Street Journal each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional information regarding this Fund, please see page 38.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. Treasury securities provide fixed rates of return as well as principal guarantees if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws.

This Fund utilizes leverage as part of its investment trading strategy. Leverage, which is a fund's ability to borrow against the value of securities in its portfolio, gives a portfolio manager more flexibility to add to a fund's premium; however, this could increase share price fluctuation. To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM GOVERNMENT OPPORTUNITY FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)




THE FUND VS. ITS BENCHMARK                              Returns
PERIODS ENDED JANUARY 31, 2006                   6 Months      12 Months
------------------------------------------------------------------------------
ACM Government Opportunity Fund (NAV)             4.66%           5.73%
Lehman Brothers U.S. Aggregate Index              0.84%           1.80%

The Fund's Market Price per share on January 31, 2006 was $7.70. For additional Financial Highlights, please see page 26.


See Historical Performance and Benchmark disclosures on previous page.


4 o ACM GOVERNMENT OPPORTUNITY FUND


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $110.7



SECURITY TYPE BREAKDOWN*
o   68.3%  U.S. Government and Government Sponsored Agency Obligations
o   28.3%  Sovereign Debt Obligations
o    2.5%  Supranational

o    0.9%  Short-Term


* All data are as of January 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ACM GOVERNMENT OPPORTUNITY FUND o 5


PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)

                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND
GOVERNMENT SPONSORED
AGENCY OBLIGATIONS-87.4%
U.S. Treasury Notes-62.0%
   2.25%, 2/15/07                       US$         3,600       $3,515,202
   2.75%, 8/15/07                                   6,000        5,841,330
   3.50%, 5/31/07-11/15/09                         25,210       24,593,117
   3.75%, 5/15/08(a)                               21,097       20,758,288
   4.00%, 9/30/07                                  11,107       11,008,514
   4.25%, 10/31/07-8/15/15                          3,000        2,949,649
                                                                ----------
                                                                68,666,100
                                                                ----------

U.S. Treasury Bonds-22.7%
   6.25%, 5/15/30(a)                               10,700       13,048,564
   14.00%, 11/15/11                                11,250       12,067,380
                                                                ----------
                                                                25,115,944
                                                                ----------

Mortgage Related Securities-2.7%
Federal National Mortgage Association
   6.50%, TBA                                       2,415        2,472,356
   7.50%, 11/01/29                                    172          180,414
   8.00%, 6/01/28                                     153          163,468

Government National Mortgage
   Association
   6.50%, 2/15/29                                     171          179,649
                                                                ----------
                                                                 2,995,887
                                                                ----------

Total U.S. Government and
   Government Sponsored
   Agency Obligations
   (cost $99,297,038)                                           96,777,931
                                                                ----------

SOVEREIGN DEBT
OBLIGATIONS-36.1%
Argentina-4.8%
Republic of Argentina
   Zero Coupon, 12/15/35                            1,141           78,147
   Zero Coupon, 12/15/35(b)             EUR         3,578          289,113
   4.005%, 8/03/12 FRN                  US$         3,684        3,330,109
   7.82%, 12/31/33(b)                   EUR         1,230        1,319,287
   8.28%, 12/31/33                      US$           393          350,131
                                                                ----------
                                                                 5,366,787
                                                                ----------


6 o ACM GOVERNMENT OPPORTUNITY FUND


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
Brazil-5.5%
Federal Republic of Brazil
   7.125%, 1/20/37                      US$         1,645       $1,616,213
   8.25%, 1/20/34                                   1,709        1,891,863
   12.50%, 1/05/16                      BRL         5,000        2,311,257
   DCB FRN
   Series L
   5.25%, 4/15/12                       US$           249          247,612
                                                                ----------
                                                                 6,066,945
                                                                ----------

Colombia-2.3%
Republic of Colombia
   11.75%, 3/01/10                      COP     5,000,000        2,536,414
                                                                ----------
Costa Rica-0.0%
Republic of Costa Rica
   8.05%, 1/31/13(c)                    US$            31           33,744
   8.11%, 2/01/12(c)                                   13           14,105
                                                                ----------
                                                                    47,849
                                                                ----------

Dominican Republic-0.3%
Dominican Republic
   9.50%, 9/27/11(c)                                  330          354,709
                                                                ----------

Ecuador-0.2%
Republic of Ecuador
   9.00%, 8/15/30(c)(d)                               260          251,550
                                                                ----------

Indonesia-1.7%
Indonesia Recapitalization Bond
   13.15%, 3/15/10                      IDR    17,000,000        1,844,952
                                                                ----------

Mexico-6.6%
Mexican Bonos
   8.00%, 12/19/13-12/07/23(b)          MXP        33,624        3,139,660
   9.00%, 12/22/11(b)                               9,196          924,069
   10.00%, 12/05/24(b)                             21,538        2,369,882
Mexican Fixed Rate Bond Principal
   Zero Coupon, 12/05/24(b)                        45,157          879,279
                                                                ----------
                                                                 7,312,890
                                                                ----------

Panama-0.2%
Republic of Panama
   7.125%, 1/29/26                      US$           219          230,498
                                                                ----------

Peru-2.6%
Peru Bono Soberano
   Series 7
   8.60%, 8/12/17(b)                    PEN         4,257        1,348,838

Republic of Peru
   8.375%, 5/03/16                      US$           625          708,750
   8.75%, 11/21/33                                    672          786,240
                                                                ----------
                                                                 2,843,828
                                                                ----------


ACM GOVERNMENT OPPORTUNITY FUND o 7


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------
Philippines-3.0%
Republic of Philippines
   9.50%, 2/02/30                       US$        230            $268,813
   10.625%, 3/16/25                              2,436           3,093,719
                                                                ----------
                                                                 3,362,532
                                                                ----------

Poland-3.6%
Poland Government Bond
   6.25%, 10/24/15(b)                   PLZ     11,330           3,936,181
                                                                ----------

Turkey-1.8%
Republic of Turkey
   11.50%, 1/23/12                      US$        285             360,525
Turkey Government Bond
   Zero Coupon, 6/27/07                 TRL      2,650           1,674,769
                                                                ----------
                                                                 2,035,294
                                                                ----------

Ukraine-0.1%
Government of Ukraine
   7.65%, 6/11/13(c)                    US$        100             106,000
                                                                ----------

Venezuela-3.4%
Republic of Venezuela
   8.50%, 10/08/14                                  77              86,240
   9.25%, 9/15/27                                1,029           1,287,794
   10.75%, 9/19/13                               1,895           2,359,275
                                                                ----------
                                                                 3,733,309
                                                                ----------

Total Sovereign Debt Obligations
   (cost $36,532,124)                                           40,029,738
                                                                ----------

SUPRANATIONAL DEBT
OBLIGATIONS-3.2%
European Investment Bank
   Zero Coupon, 9/12/08(c)
   (cost $3,175,422)                    BRL     11,103           3,506,278
                                                                ----------

SHORT-TERM INVESTMENT-1.2%
Repurchase Agreement-1.2%
Deutsche Bank
   4.40%, dated 1/31/06, due 2/01/06
   in the amount of $1,300,159
   (cost $1,300,000, collateralized
   by $1,320,000 FNMA, 4.25%, due
   9/15/07, value $1,320,000)           US$      1,300           1,300,000
                                                                ----------

Total Investments-127.9%
   (cost $140,304,584)                                         141,613,947
Other assets less liabilities-(27.9%)                         (30,926,364)
                                                              ------------
Net Assets-100%                                               $110,687,583
                                                              ------------


8 o ACM GOVERNMENT OPPORTUNITY FUND


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                           U.S. $
                           Contract      Value on       U.S. $      Unrealized
                             Amount   Origination      Current   Appreciation/
                               (000)         Date        Value  (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts
Mexican Peso,
   settling 2/21/06           6,881    $  655,295   $  657,929      $  2,634
Polish Zloty,
   settling 3/06/06           4,510     1,429,683    1,433,527         3,844

Sale Contracts
Euro,
   settling 2/15/06             227       273,506      275,820        (2,314)
   settling 3/17/06             227       276,139      276,302          (163)
Mexican Peso,
   settling 2/21/06          37,302     3,397,525    3,566,849      (169,324)
   settling 3/22/06          27,252     2,507,680    2,599,109       (91,429)
Polish Zloty,
   settling 3/06/06          13,742     4,348,604    4,368,301       (19,697)


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                Interest
Broker                              Rate         Maturity          Amount
-------------------------------------------------------------------------------
Deutsche Bank Alex Brown, Inc.      4.25%         2/07/06     $12,890,742
Deutsche Bank Alex Brown, Inc.      4.30          2/07/06      18,489,208
                                                              -----------
                                                              $31,379,950
                                                              -----------


See footnote summary on page 10.


ACM GOVERNMENT OPPORTUNITY FUND o 9


(a) Positions, or portion thereof, with an aggregate market value of $31,743,519 have been segregated to collateralize reverse repurchase agreements.
(b) Positions, or portion thereof, with an aggregate market value of $14,206,309 have been segregated to collateralize forward exchange currency contracts.
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate market value of these securities amounted to $4,266,386 or 3.9% of net assets.
(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at January 31,2006.

   Currency Abbreviations:
   BRL  -  Brazilian Real
   COP  -  Colombian Peso
   EUR  -  Euro
   IDR  -  Indonesian Rupiah
   MXP  -  Mexican Peso
   PEN  -  Peruvian Sol Nuevo
   PLZ  -  Polish Zloty
   TRL  -  Turkish Lira
   US$  -  United States Dollar

   Glossary of Terms:
   DCB  -  Debt Conversion Bonds
   FRN  -  Floating Rate Note
   TBA - To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.


See notes to financial statements.


10 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $140,304,584)           $141,613,947
Cash                                                                   110,575
Foreign cash, at value (cost $214,074)                                 219,554
Unrealized appreciation of forward exchange
   currency contracts                                                    6,478
Receivable for investment securities sold                           10,406,737
Interest receivable                                                  2,032,712
                                                                 -------------
Total assets                                                       154,390,003
                                                                 -------------

Liabilities
Unrealized depreciation of forward exchange
   currency contracts                                                  282,927
Reverse repurchase agreements                                       31,379,950
Payable for investment securities purchased                         11,784,140
Advisory fee payable                                                    72,508
Administrative fee payable                                               4,834
Accrued expenses and other liabilities                                 178,061
                                                                 -------------
Total liabilities                                                   43,702,420
                                                                 -------------
Net Assets                                                        $110,687,583
                                                                 -------------

Composition of Net Assets
Capital stock, at par                                                 $129,039
Additional paid-in capital                                         110,649,497
Distributions in excess of net investment income                    (2,824,286)
Accumulated net realized gain on investments and
   foreign currency transactions                                     1,723,544
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities               1,009,789
                                                                 -------------
                                                                  $110,687,583
                                                                 -------------
Net Asset Value Per Share
   (based on 12,903,932 shares outstanding)                              $8.58
                                                                 -------------


See notes to financial statements.


ACM GOVERNMENT OPPORTUNITY FUND o 11


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)

Investment Income
Interest (net of foreign taxes
   withheld of $11,390)                                          $4,518,053

Expenses
Advisory fee                                          $414,593
Custodian                                               82,919
Administrative                                          82,918
Audit                                                   35,530
Legal                                                   33,697
Transfer agency                                         24,553
Printing                                                22,211
Directors' fees                                         20,070
Registration                                            12,103
Miscellaneous                                            9,825
                                                    ----------
Total expenses before interest expense                 738,419
Interest expense                                       727,128
                                                    ----------
Total expenses                                       1,465,547
Less: expense waived by the Adviser
   (see Note B)                                       (55,279)
                                                    ----------
Net expenses                                                     1,410,268
                                                                 ----------
Net investment income                                            3,107,785
                                                                ----------

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions                                       3,677,037
   Foreign currency transactions                                  (366,191)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                  (1,737,131)(a)
   Foreign currency denominated assets
      and liabilities                                             (108,622)
                                                                ----------
Net gain on investment and foreign
   currency transactions                                         1,465,093
                                                                ----------
Net Increase in Net Assets
   from Operations                                              $4,572,878
                                                                ----------

(a)  Net of accrued foreign capital gains taxes of $16,984.
     See notes to financial statements.


12 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months
                                                    Ended
                                               January 31,          Year Ended
                                                     2006              July 31,
                                              (unaudited)                 2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $3,107,785           $6,813,622
Net realized gain on investment and
   foreign currency transactions                3,310,846              493,160
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities          (1,845,753)           2,131,593
                                              ------------        ------------
Net increase in net assets
   from operations                              4,572,878            9,438,375

Dividends and Distributions
to Shareholders from
Net investment income                          (3,155,012)          (6,806,024)
Net realized gain on investment
   and foreign currency transactions             (464,541)                  -0-

Capital Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock                        -0-             111,797
                                              ------------        ------------
Total increase                                    953,325            2,744,148

Net Assets
Beginning of period                           109,734,258          106,990,110
                                              ------------        ------------

End of period (including distributions
   in excess of net investment income
   of $2,824,286 and $2,777,059,
   respectively)                             $110,687,583         $109,734,258
                                              ------------        ------------


See notes to financial statements.


ACM GOVERNMENT OPPORTUNITY FUND o 13


STATEMENT OF CASH FLOWS
Six Months Ended January 31, 2006 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest received                               $4,870,036
Interest expense paid                             (760,291)
Operating expenses paid                           (659,158)
                                                 ----------
Net increase in cash from operating
   activities                                                       $3,450,587
Investing Activities:
Purchases of long-term investments             (42,695,526)
Purchases of short-term
   investments, net                             (1,808,178)
Proceeds from disposition of long-term
   investments                                  46,117,833
Increase in foreign currency, at value            (280,280)
                                                -----------
Net increase in cash from investing
   activities                                                        1,333,849
Financing Activities:*
Decrease in reverse repurchase
   agreements                                   (1,693,413)
Cash dividends paid                             (3,619,553)
                                                -----------
Net decrease in cash from financing
   activities                                                       (5,312,966)
                                                                   ------------
Net decrease in cash                                                  (528,530)
                                                                     ----------
Cash at beginning of period                                             858,659
                                                                     ----------
Cash at end of period                                                  $330,129
                                                                     ----------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
   operations                                                       $4,572,878

Adjustments:
Decrease in interest receivable                    $28,765
Net realized gain on investment
   and foreign currency transactions           (3,310,846)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign currency
   denominated assets and liabilities            1,845,753
Accretion of bond discount and
   amortization of bond premium                    323,218
Decrease in interest payable                      (33,163)
Increase in accrued expenses                        23,982
                                                -----------
Total adjustments                                                  (1,122,291)
                                                                    ----------
Net Increase in Cash from Operating
   Activities                                                       $3,450,587
                                                                    ----------


* Non-cash financing activities not included herein consist of reinvestment of dividends.
   See notes to financial statements.


14 o ACM GOVERNMENT OPPORTUNITY FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") (see Note H) may establish procedures whereby changes in market


ACM GOVERNMENT OPPORTUNITY FUND o 15


yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


16 o ACM GOVERNMENT OPPORTUNITY FUND


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee equal to .0625% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75% of the average weekly net assets). Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries on behalf of the Fund (see Note H). During the six months ended January 31, 2006, the Fund reimbursed AGIS $325 for such costs.

Under the terms of an administrative agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. Currently the Adviser has voluntarily agreed to waive a portion of its administrative fees so as to charge the Fund at a reduced annual rate of .05% of the Fund's average weekly net assets. Through January 31, 2006, such waiver amounted to $55,279.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006, were as follows:

                                                 Purchases               Sales
                                        --------------------------------------
Investment securities (excluding
   U.S. government securities)                 $32,005,670         $35,109,364
U.S. government securities                      17,472,555          18,742,638


ACM GOVERNMENT OPPORTUNITY FUND o 17


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                       $4,952,321
Gross unrealized depreciation                                       (3,642,958)
                                                                  ------------
Net unrealized appreciation                                         $1,309,363
                                                                  ------------


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

18 o ACM GOVERNMENT OPPORTUNITY FUND


Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended January 31, 2006, the Fund had no transactions in written options.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account


ACM GOVERNMENT OPPORTUNITY FUND o 19


with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended January 31, 2006, the average amount of reverse repurchase agreements outstanding was $38,691,238 and the daily weighted average interest rate was 3.69%.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended January 31, 2006, the Fund earned income of $12,132 from dollar rolls which is reflected as part of interest income in the statement of operations.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,903,932 shares were issued and outstanding at January 31, 2006. During the six months ended January 31, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended July 31, 2005, the Fund issued 13,246 shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


20 o ACM GOVERNMENT OPPORTUNITY FUND


Foreign Securities Risk--Investing in securities of emerging markets and other foreign companies and governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions To Shareholders

The tax character of distributions to be paid for the year ending July 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004 were as follows:

                                                 2005                2004
                                         ------------        ------------
Distributions paid from:
   Ordinary income                         $6,806,024          $7,715,522
   Net long-term capital gains                     -0-            771,065
                                         ------------        ------------
Total taxable distributions                 6,806,024           8,486,587
                                         ------------        ------------
Total distributions paid                   $6,806,024          $8,486,587
                                         ------------        ------------

As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Accumulated capital and other losses                          $(1,917,247)(a)
Undistributed ordinary income                                     400,834
Undistributed long-term capital gain                               46,042
Unrealized appreciation/(depreciation)                            426,093(b)
                                                             ------------
Total accumulated earnings/(deficit)                          $(1,044,278)
                                                             ------------


(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2005, the Fund deferred to August 1, 2005 post October capital losses of $1,253,513. As of July 31, 2005 the Fund deferred tax straddle losses of $663,734.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium.


ACM GOVERNMENT OPPORTUNITY FUND o 21


NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


22 o ACM GOVERNMENT OPPORTUNITY FUND


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state


ACM GOVERNMENT OPPORTUNITY FUND o 23


court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.


24 o ACM GOVERNMENT OPPORTUNITY FUND


On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE H

Subsequent Event

Effective February 24, 2006, the names of Alliance Capital Management L.P. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P. and AllianceBernstein Investor Services, Inc., respectively.


ACM GOVERNMENT OPPORTUNITY FUND o 25


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                            Six Months
                                                 Ended
                                            January 31,
                                                  2006                             Year Ended July 31,
                                                         ---------------------------------------------------------------
                                            (unaudited)      2005         2004         2003         2002(a)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------

Net asset value,
   beginning of period                         $8.50        $8.30        $8.46        $7.95        $7.99        $7.90
                                            ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b)                         .24(c)       .53(c)       .57          .67          .61          .69
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                  .12          .20         (.07)         .56          .13          .12
                                            ----------------------------------------------------------------------------
Net increase in net asset value
   from operations                               .36          .73          .50         1.23          .74          .81
Less: Dividends and
   Distributions
Dividends from net investment
   income                                       (.24)        (.53)        (.60)        (.72)        (.61)        (.64)
Tax return of capital                             -0-          -0-          -0-          -0-        (.02)        (.08)
Distributions in excess of
   net investment income                          -0-          -0-          -0-          -0-        (.15)          -0-
Distributions from net realized
   gain on investments                          (.04)          -0-        (.06)          -0-          -0-          -0-
Total dividends and
   distributions                                (.28)        (.53)        (.66)        (.72)        (.78)        (.72)
Net asset value, end of period                 $8.58        $8.50        $8.30        $8.46        $7.95        $7.99
Market value, end of period                    $7.70        $7.83        $8.29        $8.50        $9.20        $8.67
Premium/(Discount)                           (`10.26)%      (7.88)%       (.12)%        .47%       15.72%        8.51%
Total Return
Total investment return based on:(d)
   Market value                                 1.96%         .86%        5.28%         .43%       16.45%       32.38%
   Net asset value                              4.66%        9.36%        5.90%       15.68%        9.30%       11.00%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $110,688     $109,734     $106,990     $108,339     $100,554      $99,888
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                    2.55%(e)     1.95%        1.54%(f)     1.83%        1.92%        2.88%
   Expenses, before
      waivers/reimbursements                    2.65%(e)     2.00%        1.54%        1.83%        1.92%        2.88%
   Expenses, excluding
      interest expense                          1.24%(e)     1.32%        1.28%        1.35%        1.33%        1.45%
   Net investment income                        5.62%(c)(e)  6.20%(c)     6.65%        7.88%        7.58%        8.69%
Portfolio turnover rate                           34%          64%         124%         100%         173%          98%


See footnote summary on page 27.


26 o ACM GOVERNMENT OPPORTUNITY FUND


(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only.The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Reflects a $1,125 waiver by the Adviser which had no effect to the ratio.


ACM GOVERNMENT OPPORTUNITY FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian
Bank of New York
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Team. Messrs. Mon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's portfolio.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

      Annual Certifications - As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


28 o ACM GOVERNMENT OPPORTUNITY FUND


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The directors also discussed the proposed continuances in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;


ACM GOVERNMENT OPPORTUNITY FUND o 29


   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

   8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

   9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

   10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

   11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

   12. the terms of the Advisory Agreement;

   13. a report of the Fund's effective and base fee rates as compared against five competitor funds selected by the Adviser; and

   14. the terms of the Administration Agreement, including the terms of the proposed continuance of the waiver by the Administrator of 10 basis points of its fee for an additional one-year period, discussed below.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement and taking into account the continuance of the 10 basis point fee waiver referred to


30 o ACM GOVERNMENT OPPORTUNITY FUND


in No. 14 above, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the Administrator pursuant to the Administration Agreement (taking into account the continuance of the Administrator's 10 basis point fee waiver) are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, provides the Fund certain administrative services, including the following: (a) overseeing the determination and publication of the Fund's net asset value; (b) overseeing the maintenance of the books and records of the Fund; (c) arranging for bank or other borrowing by the Fund, pursuant to the Adviser's determination of the lenders, timing, amount and terms of any such borrowing; (d) preparing the Fund's federal, state and local income tax returns; (e) preparing the financial information for the Fund's proxy statements and reports to shareholders; (f) preparing the Fund's periodic financial and other reports to regulatory agencies; (g) responding to or referring as appropriate, shareholder inquiries; (h) coordinating audit examinations; and (i) conducting asset maintenance tests and preparing related reports. With respect to (g) the directors noted that the Fund pays Alliance Global Investor Services to respond to certain types of shareholder inquiries pursuant to a Shareholder Inquiry Agency Agreement.


ACM GOVERNMENT OPPORTUNITY FUND o 31


The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund


32 o ACM GOVERNMENT OPPORTUNITY FUND


and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing performance of the Fund as compared to another fund in its Lipper category selected by Lipper (the "Lipper Data") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Lipper Data, the Fund was the only fund in its category for periods beyond 1 year. The directors also reviewed information prepared by the Adviser showing performance of the Fund as compared to the Lipper General U.S. Government Funds (Unleveraged) Average (the "Lipper Average") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (August 1988 inception) and for each of the last 10 calendar years and the Lehman Brothers U.S. Aggregate Index (the "Index") for periods ended September 30, 2005 over the YTD, 1-, 3-, 5- and 10-year and since inception periods. The directors noted that in the Lipper Average comparison (which included five to three funds, including the Fund, depending on the period, but included only the Fund and two other funds for periods of greater than one year), the Fund's performance was materially above the Lipper medians in the YTD and 1-year periods and significantly above the Lipper medians in the other periods, and that the Fund's calendar year performance was significantly below the Lipper medians in 1998 and 1994, and significantly above the Lipper medians in all other calendar years. The directors did not give significant weight to the Lipper Data or Lipper Average information given the small number of funds in the Fund's Lipper category and the fact that Lipper included the Fund in an unleveraged category despite the fact


ACM GOVERNMENT OPPORTUNITY FUND o 33


that the Fund utilizes leverage. The directors noted that the Fund had significantly outperformed the Index (which, they noted, is unleveraged) in all periods reviewed.

Since the Fund was one of a small number of funds in its Lipper category, the directors requested additional comparative information from the Adviser. In response to such request, the Adviser provided, and the directors reviewed, a report prepared by the Adviser (the "Adviser's Report"), based on information obtained from Lipper, of the Fund's effective and base fee rates, performance, leverage methods and total expenses (including interest expense), as compared to five peer funds identified by the Adviser (the same funds identified as peer funds for ACM Income Fund, Inc.). The directors noted that for the 1-, 3- and 5-year periods as of September 30, 2005, the Fund had significantly underperformed a selected peer fund in the 1- and 3-year periods, somewhat outperformed another selected peer fund in the 3-year period and significantly outperformed each of the peer funds in the periods reviewed except as noted in this sentence, although none of the peer funds was leveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the combined advisory and administrative fee rate paid by the Fund to the Adviser and the Administrator and information in the Lipper Data concerning the combined advisory and administrative fee rate paid by the one other fund in the same Lipper category as the Fund that had been selected by Lipper and noted that the Fund's pro forma total effective management fee rate (assuming the 10 basis point fee waiver implemented in February 2005 to reduce the contractual administration fee from 15 basis points to 5 basis points had been in effect throughout fiscal 2005) was significantly higher than such other fund's effective fee rate. The directors also took into account their general knowledge of advisory fees paid by open-end funds that invest in fixed-income securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion. The

34 o ACM GOVERNMENT OPPORTUNITY FUND


directors noted that each of these fee schedules, if applied to the Fund, would result in a lower rate than that paid by the Fund pursuant to the Advisory Agreement.

The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors noted that at their December 14-16, 2004 meetings, the directors had requested a reduction in the advisory fees of the Fund to the levels in accordance with the fee schedules for open-end funds managed by the Adviser and deferred renewal of the Fund's Advisory Agreement and Administration Agreement pending receipt and consideration of their request by the Adviser. At the February 7-10, 2005 meeting, the directors considered and approved the Administrator's proposal to waive 10 basis points of its fee for a one year period in order to reduce the fee rate under the Administration Agreement for such period from 0.15% to 0.5%.

The Lipper Data reviewed by the directors showed that the Fund's latest fiscal period pro forma actual management fee rate was 79.9 basis points (combined advisory fee payable under the Advisory Agreement and administration fee payable under the Administration Agreement net of the 10 basis points waiver).

The directors also reviewed information in the Adviser's Report and noted that two of the peer funds had fee arrangements different from that of the Fund involving the adviser receiving a percentage of the fund's gross income (similar to ACM Income Fund, Inc.). The directors noted that the total effective fee rate of the Fund was higher than the fee rates of the peer funds. The directors further


ACM GOVERNMENT OPPORTUNITY FUND o 35

noted, however, that such effective fee rate would have been significantly lower if computed based on the Fund's total assets (i.e., net assets plus assets supported by leverage). They also noted that the expense ratios of the peer funds and of the other fund in the Lipper Data were lower than the Fund's expense ratio. The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


36 o ACM GOVERNMENT OPPORTUNITY FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------------------------------------
Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------------------------------------
Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International
Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-------------------------------------------------------------------------------
Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

-------------------------------------------------------------------------------
Taxable Bond Funds
-------------------------------------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------------------------------------
Municipal Bond Funds
-------------------------------------------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

-------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------------------------------------
Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------------------------------------------------------
Retirement Strategies Funds
-------------------------------------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM GOVERNMENT OPPORTUNITY FUND o 37


SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of The Wall Street Journal each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of distributions in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.

38 o ACM GOVERNMENT OPPORTUNITY FUND


NOTES


ACM GOVERNMENT OPPORTUNITY FUND o 39


NOTES


40 o ACM GOVERNMENT OPPORTUNITY FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

ACMIV-0152-0106


ITEM 2.   CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 6.   SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.
The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant): ACM Government Opportunity Fund, Inc.

By:       /s/ Marc O. Mayer
          -----------------
          Marc O. Mayer
          President

Date:     March 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          -----------------
          Marc O. Mayer
          President

Date:     March 31, 2006

By:       /s/ Mark D. Gersten
          -----------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:    March 31, 2006